UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

Veoneer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38471	82-3720890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Klarabergsviadukten 70, Section C, 6th Floor SE-111 64
Box 13089, SE-10302
Stockholm, Sweden
(Address and Zip Code of principal executive offices)

+46 8 527 762 00
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	VNE	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2019, Veoneer, Inc. (the “Company”) and the Company’s chief executive officer (CEO), Mr. Jan Carlson, entered into an amendment to Mr. Carlson’s employment agreement with the Company, dated as of June 28, 2018, and the addendum thereto.
As previously disclosed, Mr. Carlson’s employment agreement provides that he is eligible to receive a $6,000,000 retention bonus, payable in three equal installments on each of July 1 2019, 2020, and 2021, provided that he remains employed by the Company on each such date, 50% of which will be paid on each applicable vesting date in a fixed cash amount ($1,000,000 annually), and 50% of which was denominated in 74,906 restricted stock units, which restricted stock units will settle in three approximately equal installments in cash on each applicable vesting date (“Cash-Settled Retention RSUs”).
The Company and Mr. Carlson agreed to amend his employment agreement and the addendum thereto to provide that if the 24,969 Cash-Settled Retention RSUs scheduled to vest on July 1, 2019 so vest, then such Cash-Settled Retention RSUs will be settled in the form of 24,969 shares of Company common stock, instead of a cash payment having a value equal to 24,969 shares of Company common stock.
The foregoing summary of the amendment to Mr. Carlson’s employment agreement and the addendum thereto is qualified in its entirety by reference to the full text of the amendments, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2019, and are incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEONEER, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Executive Vice President, Legal Affairs, General Counsel and Secretary
Date: June 11, 2019